UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (570) 724-3411

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters of a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held on Thursday, April 20, 2017. The Board of Directors fixed the close of business on February 3, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 12,143,776 shares of Common Stock with four issues proposed for vote by the stockholders. A total of 8,938,598 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 74% of the Corporation’s outstanding Common Stock.

Proposal I- Election of Class III Directors.

Voting for the Class III Directors elected to serve for a term of three years is summarized as follows:

Dennis F. Beardslee
Total Votes in Favor	5,362,403
Total Votes Withheld / Against	459,464
Broker Non-Votes	3,116,731

Jan E. Fisher
Total Votes in Favor	5,380,086
Total Votes Withheld / Against	441,781
Broker Non-Votes	3,116,731

J. Bradley Scovill
Total Votes in Favor	5,589,054
Total Votes Withheld / Against	232,813
Broker Non-Votes	3,116,731

Aaron K. Singer
Total Votes in Favor	5,606,214
Total Votes Withheld / Against	215,653
Broker Non-Votes	3,116,731

Proposal II – Approval and Adoption of the 2016 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement.

Voting on the requested approval and adoption of the 2016 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	5,099,894
Total Votes Against	437,024
Total Abstained	284,945
Broker Non-Votes	3,116,735

Proposal III – Approval and Adoption of the frequency of the advisory vote on the Compensation of the Named Executive Officers as Disclosed in the Proxy Statement.

Voting on the frequency of the advisory vote on the compensation of the Named Executive Officers as disclosed in the proxy statement was as follows:

Total Votes in Favor of 1 Year	4,377,861
Total Votes in Favor of 2 Years	247,070
Total Votes in Favor of 3 Years	1,057,821
Total Abstained	139,111
Broker Non-Votes	3,116,735

Proposal IV – Ratification and Approval of the appointment of the firm of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2017.

Voting on the requested ratification and approval of the appointment of the firm of Baker Tilly Virchow Krause, LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	8,817,439
Total Votes Against	62,538
Total Abstained	58,621
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 21, 2017	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer